                                                                    Exhibit 10.4


                                                                   17-SL40476-SG
                          EQUIPMENT SCHEDULE NO. SG01

                        DATED AS OF NOVEMBER 10, 1999,

    TO MASTER LEASE AGREEMENT DATED AS OF OCTOBER 25, 1999 ("Master Lease")

LESSEE:  MYRIAD GENETICS, INC.        LESSOR:  COMDISCO LABORATORY AND
                                               SCIENTIFIC GROUP, A DIVISION OF
                                               COMDISCO HEALTHCARE GROUP, INC.

Address for Legal Notices:                     Address for All Notices:
---------------------------                    ------------------------------

320 Wakara Way                                 6111 North River Road
Salt Lake City, Utah 84108                     Rosemont, Illinois 60018

                                               Attn: Contracts Administration
Attn:  Corporate Secretary
                                               Address for Invoices:
                                               ------------------------------
Address for Administrative
 Correspondence:
---------------------------
                                               320 Wakara Way
320 Wakara Way                                 Salt Lake City, Utah 84108
Salt Lake City, Utah 84108

                                               Attn:  Ms. Tina Frisby
Attn:  Mr. Jay Moyes
Phone:  801-584-3633                           Lessee Reference No:
---------------------                          -------------------
Fax:  801-584-3640
                                               (24 digits maximum)

Location of Equipment:                         Initial Term/
                                               Rent Interval:     16 Quarters
                                               -------------
320 Wakara Way
Salt Lake City, Utah 84108                     Lease Rate Factor:  .066921
                                               ------------------

                                               Estimated Rent:  $421,315.08
                                               ---------------
Attn:  Mr. Jim Evans
Phone:  801-584-3672


EQUIPMENT (as defined below):
---------

Item                       Machine     Model/                      Serial
No.      Qty.     Mfg.     Type        Feature     Description     Number
---      ----     ----     ----        -------     -----------     ------

                                SEE ATTACHMENT A

Notice Period: The Notice Period will be not less than one hundred eighty (180) days nor more than twelve (12) months prior to the expiration of the Initial Term, or any extension thereof. If Lessee gives proper written notice of termination but fails to return the Equipment on the expiration date of the Initial Term, or any extension thereof, the Schedule will continue in full force and effect and Lessee will be required to provide an additional sixty (60) days written notice of termination. Such termination will be effective at the end of the quarter in which the last day of the sixty (60) day notice requirement occurs. The Rent will continue at the current rate until the effective date of written notice of termination and the Equipment is properly returned.

Special Terms: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Master Lease Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

Master Lease Modifications
--------------------------

7.   Section 7.1, "Care, Use and Maintenance"
                   -------------------------

     Delete this subsection in its entirety and replace with the following:

     "Lessee will, at its sole expense, maintain each unit of Equipment in good operating order and repair, normal wear and tear excepted. Lessee shall also maintain the Equipment in accordance with manufacturer's recommendations. Lessee shall make all alterations or modifications required to comply with any applicable law, rule or regulation during the term of the Schedule. Lessee agrees to return the Equipment at the end of the lease term with the manufacturer's then current release, revisions and engineering change levels (not including Attachments) that are ordinarily provided to an end-user/lessee at no cost under the manufacturer's standard maintenance agreement. Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition."

7.   Section 9, "Delivery and Return of Equipment"
                 --------------------------------

     Delete the second and third sentences in their entirety and replace with the following:

     "At the expiration or termination of the Schedule, Lessee shall perform any testing and repairs required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for the original intended purpose of the Equipment. If required the units of Equipment shall be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to Lessor. All Equipment will be cleaned, cosmetically acceptable, and in such condition as to be immediately installed into use in a similar environment for which the Equipment was originally intended to be used. All Contaminants must be removed from the Equipment and disposed of in accordance with then current waste disposal laws. The Equipment will be returned to Lessor accompanied by all associated documents, manuals (including, but not limited to, those listed in Section 7.3) spare parts and accessories, current release, revision and engineering change levels of the manufacturer, and maintenance records for the duration of the Schedule.

     Upon the expiration or termination of the Schedule, but in no event more than ninety (90) days prior to the expiration or termination of the Schedule, Lessee shall, at its expense:

        7. cause the manufacturer's representative or qualified equipment maintenance provider, acceptable to Lessor, (the "Authorized Inspector") to perform a comprehensive physical inspection, including testing all material and workmanship of the Equipment and ensure all Equipment and Equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines including the then current FDA regulations; and if during such inspection, examination and test, the Authorized Inspector finds any of the material or workmanship to be defective or the Equipment not operating within manufacturer's specifications and the then current FDA regulations, then Lessee shall repair or replace such defective material and, after corrective measures are completed, Lessee will provide for a follow-up inspection of the Equipment by the Authorized Inspector as outlined in the preceding clause;

        7. have each item of Equipment returned with an in-depth field service report detailing said inspection as outlined in Section (a) above. The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's specifications;

        7. (C)ensure all items of Equipment will be completely free of Contaminants upon return to Lessor;

        (d) have the Equipment returned with a certificate supplied by the manufacturer's representative qualifying the Equipment to be in good condition and to be eligible for the manufacturer's maintenance plan.


1.   Commencement Date and Purchase/Leaseback (Installed Equipment)
     --------------------------------------------------------------

     The Commencement Date will be the date Lessor tenders payment of the purchase price for the Equipment. The Initial Term will begin on the first day of the calendar quarter following the Commencement Date for all items of Equipment. The Rent is computed and this Schedule is contingent upon Lessor purchasing the Equipment for an aggregate amount of approximately $6,295,708.07 pursuant to satisfactory purchase documentation. Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. If the cost or configuration of the Equipment changes, Lessor may adjust the Lease Rate Factors for any additional costs or expenses resulting from those changes.


7.   Interest Rate Adjustment
     ------------------------

     In the event the Commencement Date for all items of Equipment to be leased hereunder is after September 30, 1999, the following will apply. The Lease Rate Factors set forth in this Schedule have been calculated, in part, based on the 4-year U.S. Treasury Constant Maturity of 5.77% as set forth in the Federal Reserve Statistical Release H.15 ("Treasury Rate"). If on the last Commencement Date for all items of Equipment to be leased hereunder, there is a change in Treasury Rate in excess of 10 basis points, the effective lease rate of 3.71% will be adjusted one basis point for each basis point change in the Treasury Rate. Additionally, if there is an adverse change in Lessee's credit standing prior to the Commencement Date for all items of Equipment to be leased hereunder, the Lease Rate Factors may be adjusted accordingly.

7.   Equipment Procurement Charges (Progress Payments-Lease Rate Factor)
     -------------------------------------------------------------------

     Because items of Equipment will be delivered to Lessee prior to the Commencement Date, progress payments will be required to be paid to the vendor prior to the Commencement Date ("Progress Payments"). With respect to any items of Equipment delivered prior to the Commencement Date, all terms and conditions of this Equipment Schedule will be applicable except the Lessee's rental obligations. However, Lessee agrees to pay Lessor "Equipment Procurement Charges" equal to a daily lease rate factor of .000744 multiplied by the aggregate of the Progress Payments paid by Lessor for each day from the date Progress Payments are made until the Commencement Date. Accrued Equipment Procurement Charges are payable when invoiced.

     If the Commencement Date occurs after the Outside Date, the daily lease rate factor applicable from the Outside Date until the Commencement Date will be equal to .000744. If Lessee rejects the Equipment prior to the Commencement Date pursuant to the purchase agreement with the Equipment vendor or if Lessee is in default of this Equipment Schedule, then this Equipment Schedule will terminate and Lessee will (i) reimburse Lessor for all amounts paid by Lessor for the purchase of the Equipment and (ii) pay all Equipment Procurement Charges due through the date of termination. Upon payment of all amounts due and owing by Lessee, Lessor will transfer to Lessee all of Lessor's interest in the Equipment and under any purchase agreement.

7.   General Upgrade Provision
     -------------------------

     If Lessee is not in default, and assuming all required third party consents are obtained, Lessor will, on Lessee's request enter into negotiation of a contract in which Lessor would on mutually agreeable terms and conditions, lease to Lessee standard feature and/or equipment model upgrades to the Equipment offered either by the Equipment manufacturer or by another manufacturer.

7.   Renewal Option (Fair Market Rental Value)
     -----------------------------------------

     So long as no Event of Default shall have occurred, Lessee shall have the right to extend the Initial Term of this Schedule by giving Lessor at least one hundred eighty (180) days written notice prior to the expiration of the Initial Term, provided, however, this Schedule shall continue in effect following the extended period until terminated by either party upon not less than one hundred eighty (180) days prior written notice, which notice shall be effective the first of the month following receipt. The rent required to be paid during the extended period shall be based on the Fair Market Rental Value of the Equipment. Unless otherwise agreed in writing between the parties, this option shall not apply to add-ons or upgrades to the Equipment leased hereunder. Fair Market Rental Value shall be defined as the amount which would be obtainable at the commencement of the extended Initial Term in an arm's-length transaction between an informed and willing lessee/user leasing the Equipment in place for its originally intended use for the proposed lease term, and an informed and willing lessor/dealer under no compulsion to lease.

7.   Purchase Option (Fair Market Value)
     -----------------------------------

     So long as no Event of Default shall have occurred and is continuing hereunder, and upon at least one hundred eighty (180) days prior written notice to Lessor, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment for an amount equal to the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user purchasing the Equipment in place for its originally intended use and an informed and willing seller under no compulsion to sell (plus any taxes applicable at time of purchase) on the date of the expiration of the Initial Term (the "Purchase Date"), payable to Lessor by the Purchase Date. Title to the Equipment will automatically pass to Lessee on the Purchase Date, provided Lessee has paid the full purchase price.

7.   Return Option
     -------------

     In the event that Lessee does not elect the "Purchase Option" or "Renewal Option" contained herein, Lessee will return the Equipment to Lessor upon termination of the Schedule in accordance with the "Delivery and Return of Equipment" provision.


Master Lease: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Equipment Schedule as if they were expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in the Master Lease) except as modified by this Equipment Schedule. This Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.


MYRIAD GENETICS, INC.              COMDISCO LABORATORY AND SCIENTIFIC GROUP,
as Lessee                          A DIVISION OF COMDISCO HEALTHCARE GROUP, INC.
                                   as Lessor

By:    /s/ Jay M. Moyes            By:    /s/ Doug Berman
   --------------------------         ------------------------------------------

Title: C.F.O.                      Title: Credit Manager
      -----------------------            ---------------------------------------

Date:  11/16/99                    Date:  11/21/99
     ------------------------           ---------------------------------------


DV/jlp.17-SL40476-SG
CLSG-ES (NML) form 05/98

                                                           ATTACHMENT A
                                                       MYRIAD GENETICS, INC.
                                                               SG-01
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURER/             MACHINE                                                             PO     Invoice    EQUIPMENT
VENDOR NAME              TYPE/MODEL           EQUIPMENT DESCRIPTION             SERIAL #    Number    Number      COST        Total
------------------------------------------------------------------------------------------------------------------------------------
Boise Technology            5843-02       Base Unit 72"W x 84"H                                                 1,910.00
------------------------------------------------------------------------------------------------------------------------------------
                            5843-06       Worksurface 72" w/cmb                                                   592.00
------------------------------------------------------------------------------------------------------------------------------------
                            5843-08       Fixed shelf 72" w/lip                                                   672.00
------------------------------------------------------------------------------------------------------------------------------------
                           2125-32Q       Independent 31" roll out shelf                                          232.00
------------------------------------------------------------------------------------------------------------------------------------
                           2148-23Q       Cable guide for roll out shelf                                           22.00
------------------------------------------------------------------------------------------------------------------------------------
                           58411-WT       Cable Management trough                                                 348.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                                 346.64
------------------------------------------------------------------------------------------------------------------------------------
                            5840-08       Power bar 22" w/8 outlets                          13615    572447      232.00    4,354.64
------------------------------------------------------------------------------------------------------------------------------------
Miron Eletronics                          Millennia MAX                                                         2,615.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Client Pro                                         13626   4517423    5,196.00    8,336.99
------------------------------------------------------------------------------------------------------------------------------------
CPS Computer Protection                   Toshiba 1400XL Plus Series,                        13619     28102    7,383.00    7,501.95
                                          8KVA 240VAC UPS
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                                 118.95
------------------------------------------------------------------------------------------------------------------------------------
Molucular Dynamics                        Megabase 1000                           13215       1995    132158  180,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                               1,400.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                   132793-1    2,337.00  183,737.00
------------------------------------------------------------------------------------------------------------------------------------
Bio-Rad                    165-2102       E. Coli Pulser                       941BR2165     13853   1685228    1,625.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                                  19.12    1,644.12
------------------------------------------------------------------------------------------------------------------------------------
Cole Palmer Instruments   KN-07550-10     Peristaltic Pump                                                      8,250.00
------------------------------------------------------------------------------------------------------------------------------------
                          KN-07550-64     rs-232 Interface C                                                      270.00
------------------------------------------------------------------------------------------------------------------------------------
                          KN-07519-06     L/S Multi Channel                                                     1,950.00
------------------------------------------------------------------------------------------------------------------------------------
                          KN07519-50      L/S Cartridge Lar                                                       510.00
------------------------------------------------------------------------------------------------------------------------------------
                          FK-06360-22     In Line Quick conn                                                       56.76
------------------------------------------------------------------------------------------------------------------------------------
                          IK-06360-43     In Line Quick conn                                                       56.76
------------------------------------------------------------------------------------------------------------------------------------
                          KN-06429-25     Tygon Lfl 42/25 Tu                                 13913                324.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Freight                                                                  93.32   11,510.84
------------------------------------------------------------------------------------------------------------------------------------
Granite Funiture Company   GFU21M4G       Gibson 21' Freezer                                                    6,400.00
------------------------------------------------------------------------------------------------------------------------------------
                           KTRP20KG       20cf Refrigerator                                  13933              2,799.96    9,199.96
------------------------------------------------------------------------------------------------------------------------------------
McMaster - Carr Supply      2791T28       Foot Operated Liif                                 14034              1,139.46    1,139.46
------------------------------------------------------------------------------------------------------------------------------------
Micron PC                                 Client Pro with LC                                                   14,988.00
------------------------------------------------------------------------------------------------------------------------------------
                                          Client Pro with Cr                                 14041              8,640.00   23,628.00
------------------------------------------------------------------------------------------------------------------------------------
1 Advanced System Group      E4500        Disk Arrary                                         2008     16266  205,230.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       16292
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       16392
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       13514
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       16517
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       16619
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       17220
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       17312
------------------------------------------------------------------------------------------------------------------------------------
                                          Total Freight                                                           659.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       17359              205,889.00
------------------------------------------------------------------------------------------------------------------------------------
Wallac                      196-345       Quadra Sv Station                    196-345-133, 196-248-134       316,000.00
------------------------------------------------------------------------------------------------------------------------------------
                          196-35-384      384 Well Plate Rgt                                                    4,800.00
------------------------------------------------------------------------------------------------------------------------------------
                            196-36        Tip Wash Station                                                      2,000.00
------------------------------------------------------------------------------------------------------------------------------------
                            196-350        Quadra Bar Code Re                  9920608, 9920613                34,000.00
------------------------------------------------------------------------------------------------------------------------------------

                                                           ATTACHMENT A
                                                       MYRIAD GENETICS, INC.
                                                               SG-01
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURER/           MACHINE                                              PO         Invoice          EQUIPMENT
VENDOR NAME            TYPE/MODEL       EQUIPMENT DESCRIPTION   SERIAL #   Number        Number             COST           Total
------------------------------------------------------------------------------------------------------------------------------------
                       196-135-03       Reservior Only for                                                  2,400.00        2,400.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                               736.90          736.90
------------------------------------------------------------------------------------------------------------------------------------
                       196-130-01       Reservior W/ Dimple                 2009         120824             1,024.00      360,960.90
------------------------------------------------------------------------------------------------------------------------------------
Genetix Limited           QP21          Qpix Colony Picker                  2010                          186,200.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                                85.00
------------------------------------------------------------------------------------------------------------------------------------
Note: Customer made first deposit of $55,860.00 to vendor.
      Check Number 598                                                                                                    186,200.00
------------------------------------------------------------------------------------------------------------------------------------
MJ Research             PTC-2225        DNA Tetrad Engine                                                 167,344.20
------------------------------------------------------------------------------------------------------------------------------------
                                        Total Freight                                                       1,644.00
------------------------------------------------------------------------------------------------------------------------------------
                        ALS-1238        Alpha Unit 384 Well                 2011       61338, 63114       133,696.80      302,685.00

------------------------------------------------------------------------------------------------------------------------------------
Molecular Dynamics      MBW-WKSTN       Megabace 1000 DNA                   2012          132793        4,140,000.00    4,140,000.00
------------------------------------------------------------------------------------------------------------------------------------
Zymark Corporation        63808         Twister Microplate                                                118,405.00
------------------------------------------------------------------------------------------------------------------------------------
                          65125         Extended Capacity                                                  38,850.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                               876.00
------------------------------------------------------------------------------------------------------------------------------------
                          64709         Standard Stack                      2013        114441-M            9,520.00      167,651.00
------------------------------------------------------------------------------------------------------------------------------------
Molecular Devices       0200-3040       SpectraMax Gemini                   2016          20544            32,250.00       32,311.36
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                                61.36
------------------------------------------------------------------------------------------------------------------------------------
Amersham               MEGABACE1000     Workstation                         2017                          360,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                                15.00      360,015.00
------------------------------------------------------------------------------------------------------------------------------------
Advanced System Group     X2602A        Cpu Memory Board                                                   25,920.00
------------------------------------------------------------------------------------------------------------------------------------
                          X2580A        400mhz Ultrasparc                                                 100,800.00
------------------------------------------------------------------------------------------------------------------------------------
                        DSR702/1024     3rd Party 1gb Memo                                                 18,472.00
------------------------------------------------------------------------------------------------------------------------------------
                          A6713A        Fcal Gbic Module                                                    1,728.00
------------------------------------------------------------------------------------------------------------------------------------
                           X954A        Power/Cooling Modu                                                  1,296.00
------------------------------------------------------------------------------------------------------------------------------------
                           X6710A       9.1gb 10,000 rpm L                                                 18,792.00
------------------------------------------------------------------------------------------------------------------------------------
                       DRS2OUT/256      memory                                                                639.00
------------------------------------------------------------------------------------------------------------------------------------
                          X2612A        Sbus  I/O Board                     2018      1,710,817,151         4,680.00      172,327.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                               160.00
------------------------------------------------------------------------------------------------------------------------------------
                       SLNBS11500       NetBackup Package                   2020                           23,483.00       23,483.00
------------------------------------------------------------------------------------------------------------------------------------
Jouan, Inc.              11175331       Jouan Cr422 Ref Ce                                                 34,080.00
------------------------------------------------------------------------------------------------------------------------------------
                         11175338       M4 Rtr C/G Ser 4p                              199380003            4,800.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                               917.95
------------------------------------------------------------------------------------------------------------------------------------
                         11174223       Carrier Seal                       13762       199360128            7,200.00       46,997.95
------------------------------------------------------------------------------------------------------------------------------------
Forma Scientific           8516         Upright Freezer                    13750         284734             6,772.80        6,772.80
------------------------------------------------------------------------------------------------------------------------------------
Datavision                LS2106        Laserlink Scanner                                                  13,680.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                               153.20
------------------------------------------------------------------------------------------------------------------------------------
                          LS3070        Base Power Supply                  13789     121,282,121,733        1,400.00       15,233.20
------------------------------------------------------------------------------------------------------------------------------------
Mathsoft                 Licences       2 users for SPLus                  13858       81205-92555         11,414.00
------------------------------------------------------------------------------------------------------------------------------------
                                        Freight                                                                24.95       11,439.90
------------------------------------------------------------------------------------------------------------------------------------
Barcode                 SATO300DPI      Barcode applicator                  2023                           12,689.00       12,689.00
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL EQUIPMENT                                                                 6,295,708.07
------------------------------------------------------------------------------------------------------------------------------------